UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED:  August 10, 2016

HELMERICH & PAYNE, INC.

(Exact name of registrant as specified in its charter)

State of Incorporation:  Delaware

COMMISSION FILE NUMBER 1-4221

Internal Revenue Service – Employer Identification No. 73-0679879

1437 South Boulder Avenue, Suite 1400, Tulsa, Oklahoma 74119

(Address of Principal Executive Offices)

(918)742-5531

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01           OTHER EVENTS.

Helmerich & Payne, Inc. (the “Company,” “we,” “our” or “us”) is filing this Current Report on Form 8-K to provide the following updated description of its capital stock in order to facilitate the filing of a Registration Statement on Form S-8 covering shares of its common stock that may be issued from time to time under the Helmerich & Payne, Inc. 2016 Omnibus Incentive Plan, which was approved by the Company’s stockholders on March 2, 2016.

DESCRIPTION OF CAPITAL STOCK

General

We have the authority to issue 161,000,000 shares of capital stock, consisting of 160,000,000 shares of common stock, par value $0.10 per share, and 1,000,000 shares of preferred stock, without par value.

Common Stock

As of July 31, 2016, 108,066,141 shares of our common stock were outstanding. All of the outstanding shares of our common stock are fully paid and nonassessable.

Voting Rights

The holders of our common stock are entitled to one vote for each share of common stock held on all matters voted upon by stockholders, including the election of directors. Holders of our common stock have no right to cumulate their votes in the election of directors.

Dividend Rights

Subject to the rights of any then-outstanding shares of our preferred stock, the holders of our common stock are entitled to receive dividends as may be declared in the discretion of the board of directors out of funds legally available for the payment of dividends.

Liquidation Rights

The holders of our common stock are entitled to share equally and ratably in our net assets upon a liquidation or dissolution after the payment or provision for all liabilities, subject to any preferential liquidation rights of any preferred stock that at the time may be outstanding.

No Preemptive, Conversion or Redemption Rights

The holders of our common stock have no preemptive, subscription, conversion or redemption rights, and are not subject to further calls or assessments by us. There are no sinking fund provisions applicable to the common stock.

Listing

Our common stock is traded on the New York Stock Exchange under the symbol “HP.”

Preferred Stock

As of July 31, 2016, there were no outstanding shares of preferred stock. Our board of directors may, without further approval of the stockholders, issue preferred stock from time to time in one or more series and fix the dividend rates and terms, conversion rights, voting rights, redemption rights and terms, liquidation preferences, sinking fund and any other rights, preferences, privileges and restrictions applicable to each series of preferred stock. The purpose of authorizing the board of directors to determine these rights, preferences, privileges and restrictions is to eliminate delays associated with a stockholder vote on specific issuances.

The specific matters that the board of directors may determine include the following:

•                  the designation of each series;

•                  the number of shares of each series;

•                  the rate of any dividends and the times at which, and the terms and conditions on which, such dividends will be paid;

•                  whether any dividends will be cumulative or non-cumulative;

•                  rights and terms of any conversion or exchange;

•                  the terms of any redemption;

•                  the amount payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company;

•                  the terms of any sinking fund or redemption or purchase account;

•                  any voting rights; and

•                  restrictions on the issuance of shares of the same series or any other series.

Effects of Certain Provisions of our Certificate of Incorporation and Bylaws and Delaware Law

Our certificate of incorporation and bylaws and Delaware law contain provisions that may deter or render more difficult proposals to acquire control of our company, including proposals a stockholder might consider to be in his or her best interest, impede or lengthen a change in membership of the board of directors and make removal of our management more difficult.

Action by Stockholders Without a Meeting

Our bylaws provide that stockholder action by written consent must be unanimous.

Special Meetings of Stockholders

Our bylaws provide that special meetings of the stockholders may be called at any time only by the board of directors or the president. The only business that may be conducted at a special meeting of stockholders is that business specified in the notice of the meeting.

Advance Notice Provisions

Our bylaws provide that proposals and director nominations made by a stockholder to be voted upon at any annual meeting or special meeting of stockholders may be taken only if such proposal or director nomination is “properly presented” at such meeting. In order for any matter, as the case may be, to be considered “properly presented” at such meeting, a stockholder must comply with certain requirements regarding advance notice to us.

Vacancies on the Board of Directors

Our bylaws provide that vacancies on our board of directors arising through death, resignation, retirement, removal, an increase in the number of directors or otherwise, shall be filled only by a majority of the directors then in office, though less than a quorum.

Issuance of Preferred Stock

As described above, our certificate of incorporation authorizes a class of undesignated preferred stock consisting of 1,000,000 shares. Preferred stock may be issued from time to time in one or more series, and the board of directors, without further approval of the stockholders, is authorized to fix the rights, preferences, privileges and restrictions applicable to each series of preferred stock. The purpose of authorizing the board of directors to determine these rights, preferences, privileges and restrictions is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, adversely affect the voting power of the holders of our common stock and, under certain circumstances, make it more difficult for a third party to gain control of us.

Merger Provisions

Our certificate of incorporation provides that the affirmative vote of at least two-thirds of our outstanding stock entitled to vote is required in order for us to:

•                  merge and/or consolidate with any other corporation unless we own at least 90% of the outstanding shares of the other corporation; or

•                  sell, lease, exchange, transfer or otherwise dispose of all or substantially all of our assets or business.

Our certificate of incorporation provides that the affirmative vote of at least three-fourths of our outstanding stock entitled to vote is required in order for us to:

•                  sell, lease, exchange, transfer or otherwise dispose of all or substantially all of our assets or business to a related corporation (defined as a stockholder owning more than 5% of our outstanding shares of any class of stock entitled to vote) or an affiliate of a related corporation; or

•                  merge with a related corporation or an affiliate of a related corporation; or

•                  enter into a combination or majority share acquisition in which we are the acquiring corporation and our voting shares are issued or transferred to a related corporation or an affiliate of a related corporation or to stockholders of a related corporation.

Delaware Business Combination Statute

We are a Delaware corporation and are subject to Section 203 of the General Corporation Law of the State of Delaware. In general, Section 203 prohibits a “business combination” between a corporation and an “interested stockholder” within three years of the time the stockholder became an interested stockholder, unless:

•                  prior to such time, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

•                  upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, exclusive of shares owned by directors who are also officers and by certain employee stock plans; or

•                  at or subsequent to such time, the business combination is approved by the board of directors and authorized at a stockholders’ meeting by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Generally, a “business combination” includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. Generally, an “interested stockholder” is a person who owns, individually or with or through other persons, 15% or more of the corporation’s outstanding voting stock.

Transfer Agent and Registrar

The transfer agent and registrar for our common stock is Computershare Trust Company, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized the undersigned to sign this report on its behalf.

HELMERICH & PAYNE, INC.
(Registrant)

/S/ Jonathan M. Cinocca
Jonathan M. Cinocca
Corporate Secretary

DATE: August 10, 2016